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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated May 5, 2000, with respect to the combined financial statements of Western Pacific
Housing incorporated by reference in the Registration Statement on Form 10 of Schuler Holdings, Inc. for the registration of its Class A common stock.


                                            /s/ ERNST & YOUNG LLP


Los Angeles, Calfornia
March 19, 2001